UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2018

GOPHER PROTOCOL INC.

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	000-54530	27-0603137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2500 Broadway, Suite F-125, Santa Monica, CA 90404

 (Address of principal executive offices) (zip code)

424-238-4589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01           Other Events

On May 25, 2018, Gopher Protocol Inc. (the “Company”) together with The Lara Group (“Lara”) formed Gopher Protocol Costa Rica Sociedad De Responabilidad Limitada (“Gopher CR”), under the laws of Costa Rica. Gopher CR will be owned equally by the Company and Lara and managed by Mauricio Lara Ramos, Esq. The purpose of establishing Gopher CR is to invest and develop AI-BlockChain assets or businesses in Latin America with initial efforts focused on smart contracts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gopher Protocol Inc.

By:	/s/ Mansour Khatib
Name: Mansour Khatib
Title: Interim CEO

Date: May 30, 2018